UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 30, 2005


                          CHARTWELL INTERNATIONAL, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                        005-59509               95-3979080
            ------                        ---------               ----------
(State or other jurisdiction of     (Commission File No.)       (IRS Employer
       incorporation)                                        Identification No.)


                          1124 Smith Street, Suite 304
                              Charleston, WV 25301
                              --------------------
    (Address and telephone number of principal executive offices) (Zip Code)


                                 (304) 345-8700
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations
------------------------------------------------

Item 1.01 Entry into a Material Definitive Agreement

     (a) On December 30, 2005, Chartwell International, Inc. (the "Company") entered into a Contract of Sale of Stock (the "Agreement") with the Estate of Pierre T. Rasmussen (the "Seller"), for the purchase of twenty (20) shares of common stock (the "Shares") of Cranberry Creek Railroad, Inc., a New Jersey corporation ("Cranberry Creek"). Under the terms of the Agreement, the Company will purchase sixty-six and two-thirds percent (66 2/3%) of all the outstanding shares of capital stock in Cranberry Creek for $1.65 million.

     The Company's obligation to purchase the Shares is conditioned upon the favorable outcome of a hearing in Superior Court of New Jersey - Chancery Division on corporate governance matters of Cranberry Creek. Additionally, the Company is in material discussions with the individual owner of the remaining thirty-three and one-thirds percent (33 1/3%) to acquire his ten (10) shares of common stock in Cranberry Creek.

     Cranberry Creek is a New Jersey corporation that owns one hundred percent (100%) of the outstanding capital stock in Middletown and New Jersey Railway Company, Inc., a New York Corporation ("M&NJ"). M&NJ owns and operates a short-line railroad in Middletown, New York.

     For more  information,  see  Contract of Sale of Stock  attached  hereto as
Exhibit 10.1.

     (b) On December 30, 2005, Belville Mining Company ("Belville"), a wholly-owned subsidiary of the Company, entered into an Asset Purchase Agreement (the "Purchase Agreement") with the Estate of Emily Lucy C. Burch, aka Emily Lucy C. Wingert (the "Seller"), for the acquisition of coal rights located on real property in the Townships of Symmes, Decatur and Washington, Lawrence County, Ohio (the "Mineral Rights").

     The Company exercised an option to acquire the Mineral Rights for $149,000 less $46,500 previously paid.

     For more  information,  see Asset  Purchase  Agreement  attached  hereto as
Exhibit 10.2.


Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01 Financial Statements and Exhibits.

         Exhibit No.    Exhibit Description

        10.1            Contract of Sale of Stock dated December 30, 2005
        10.2            Asset Purchase Agreement dated December 30, 2005


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
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CHARTWELL INTERNATIONAL, INC.,
                                    a Nevada Corporation


Dated:  January 6, 2006            By:  /s/ Imre Eszenyi
                                        ---------------------------------
                                        Name:  Imre Eszenyi,
                                        Title: Acting President



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


                                  EXHIBIT INDEX

         Exhibit No.      Exhibit Description

         10.1             Contract of Sale of Stock dated December 30, 2005
         10.2             Asset Purchase Agreement dated December 30, 2005




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